UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14A-6(E)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

United Community Banks, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V86453-P45927 UNITED COMMUNITY BANKS, INC. Vote Virtually at the Meeting* May 13, 2026 3:00 PM Eastern Time Virtually at: www.virtualshareholdermeeting.com/UCBI2026 UNITED COMMUNITY BANKS, INC. ATTENTION: INVESTOR RELATIONS 200 EAST CAMPERDOWN WAY GREENVILLE, SOUTH CAROLINA 29601 You invested in UNITED COMMUNITY BANKS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 13, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 29, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 2026 Annual Meeting Date: May 13, 2026 Time: 3:00 PM Eastern Time Location: Virtually on the Internet Vote by May 12, 2026 11:59 PM ET. For shares held in a Plan, vote by May 10, 2026 11:59 PM ET.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V86454-P45927 1. Election of Directors. For All Nominees: 01) Jennifer M. Bazante 02) George B. Bell 03) James P. Clements 04) Kenneth L. Daniels 05) Sally Pope Davis 06) Lance F. Drummond 07) H. Lynn Harton 08) John M. James 09) Jennifer K. Mann 10) Thomas A. Richlovsky 11) Tim R. Wallis 12) David H. Wilkins 2. To approve, on an advisory basis, the compensation of our Named Executive Officers. For 3. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accountants for the fiscal year ending December 31, 2026. For